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CONSENT OF INDEPENDENT AUDITORS


We consent to the use in this Post-Effective Amendment No. 29 to Registration Statement No. 2-70421 of Morgan Stanley Natural Resource Development Securities Inc., formerly Morgan Stanley Dean Witter Natural Resource Development Securities Inc., on Form N-1A of our report dated April 12, 2002, incorporated by reference in the Prospectus and appearing in the Statement of Additional Information, and to the references to us under the captions "Financial Highlights" in the Prospectus and "Custodian and Independent Auditors" and "Experts" in the Statement of Additional Information, both of which are part of such Registration Statement.




Deloitte & Touche LLP
New York, New York
April 26, 2002